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                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) September 29,
1998
                                                  ---------------


                        YANKEE ENERGY SYSTEM, INC.
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          (Exact name of registrant as specified in its charter)

                              CONNECTICUT
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              (State or Other Jurisdiction of Incorporation)


          0-17605                            06-1236430
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          (Commission                        (IRS Employer
          File Number)                       Identification No.)


          599 Research Parkway, Meriden, Connecticut  06450-1030
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         (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code: (203)639-4000
                                                    -------------

                                 n/a
        ----------------------------------------------------
    (Former Name or former address, if changed since last report)


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Item 5.  Other Events


On Tuesday, September 29, 1998, Branko Terzic announced to the Board of Directors of Yankee Energy System, Inc. (the "Company") his resignation as Chairman and a director of the Board and as President and Chief Executive Officer of the Company effective at the close of business on September 29, 1998. Also effective at the close of business on September 29, 1998, the Board appointed Charles E. Gooley, Executive Vice President of the Company and President of Yankee Gas Services Company, to the additional positions of President and Chief Executive Officer of the Company and as a director of the Company to serve Mr. Terzic's remaining term on the Board which expires at the 2001 Annual Meeting of Shareholders. Finally, effective September 29, 1998, the Board elected Emery G. Olcott, President and Chief Executive Officer of Packard Bioscience Company, headquartered in Meriden, Connecticut and a director of the Company since 1989 as Chairman of the Board of Directors. See Exhibit 99 for the related
Press Release.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   YANKEE ENERGY SYSTEM, INC.
                                   --------------------------
                                           (Registrant)


Date: September 30, 1998             /s/ Mary J. Healey
                                   ---------------------------
                                    Mary J. Healey
                                    Vice President, General
                                    Counsel and Secretary